EXHIBIT  10.7




                              DATED 30th June 1998



                      (1) ABACAN TECHNICAL SERVICES LIMITED

                     (2) LIBERTY TECHNICAL SERVICES LIMITED

                        (3) AMNI INTERNATIONAL PETROLEUM
                           DEVELOPMENT COMPANY LIMITED

                       (4) SEDCO FOREX INTERNATIONAL, INC.

                         (5) SCHLUMBERGER OVERSEAS S.A.



                                    AGREEMENT
               FOR THE ACQUISITION OF CERTAIN INTERESTS IN PROCESS
           AND OTHER EQUIPMENT, FIXTURES AND FITTINGS ATTACHED TO, OR
        CONNECTED WITH, A MOBILE OFFSHORE PRODUCTION UNIT ("THE LANGLEY")






                                    Gouldens
                                 22 Tudor Street
                                 London EC4Y OJJ

                               Tel: 0171 583 7777
                            Facsimile: 0171 583 3051

                      CONTENTS


CLAUSES  Page No.

     1.  Interpretation:                          -1-

     2.  Transfer:                                -2-

     3.  Debts:                                   -2-

     4.  Completion:                              -3-

     5.  Warranties:                              -4-

     6.  Taxation etc:                            -5-

     7.  General:                                 -5-

     8.  Waiver of Claims                         -6-

     9.  Jurisdiction:                            -6-

         SCHEDULE 1EQUIPMENT                      -7-

         SCHEDULE 2BILL OF SALE                   -8-

         SCHEDULE 3PERMITTED SECURITY INTERESTS   -9-

         SCHEDULE 4NOTICE                        -10-

WBS(8)  738914

THIS  AGREEMENT  is  made  this  30th  day  of  June  1998

BETWEEN:

(1) ABACAN TECHNICAL SERVICES LIMITED, a company incorporated under the laws of the Bahamas ("Abacan");

(2) LIBERTY TECHNICAL SERVICES LIMITED, a company incorporated under the laws of the Bahamas ("Liberty");

(3)  AMNI  INTERNATIONAL   PETROLEUM  DEVELOPMENT  COMPANY  LIMITED,  a  company
     incorporated under the laws of Nigeria ("Amni");

(4) SEDCO FOREX INTERNATIONAL, INC., a company incorporated under the laws of Panama ("Sedco"); and

(5) SCHLUMBERGER OVERSEAS S.A., a company incorporated under the laws of Panama ("Schlumberger").

WHEREAS:

1. Pursuant to an Integrated Services Contract dated 20 October 1995 Sedco and Schlumberger have provided to Liberty and Amni the use of a Mobile Offshore Production Unit ("the Langley") and of certain process and other equipment attached or fixed thereto, and provide certain continuing services in connection therewith.

2. The parties have agreed that any interests of Liberty and Amni in the foregoing equipment shall be transferred to Sedco on the following terms and conditions.

NOW  IT  IS  HEREBY  AGREED  as  follows:

1.   Interpretation:

     In this Agreement, unless the context otherwise requires, the following expressions have the following meanings:

     "Completion"   has the meaning given by Clause 4;

"Equipment"    means all process equipment and any other equipment, fixtures and fittings  attached to, or  connected  with,  the MOPU,  including
               (without limitation) the power plant (comprising three gas turbines) and that equipment specified in Schedule 1 hereto;

"ISA" means the Integrated Services Contract dated 20 October 1995 between Liberty, Amni, Sedco and Schlumberger (as amended by a Deed of Amendment of even date herewith);

"MOPU"         means the Mobile Offshore Production Unit (the ALangley");

"Schlumberger
 Group" means Schlumberger and any holding company of Schlumberger and any subsidiary of Schlumberger or of any such holding company (and in this Agreement "subsidiary" and "holding company" shall have the meanings given them by the Companies Act 1985);

"US$"

              means  the  currency  of  the  United  States  of  America.

2.     Transfer:

2.1 Liberty and Amni hereby confirm that Amni has waived in favour of Liberty all right, title and interest that it may have in the Equipment as part of a settlement between the parties, which settlement is evidenced in a separate agreement of even date herewith.

2.2 Liberty agrees to transfer to Sedco, and Abacan agrees to procure the transfer to Sedco of, any right, title and interest that Liberty may have in the Equipment free from all liens, charges and encumbrances at and with effect from (other than the Permitted Lien as hereinafter defined).

2.3 For the avoidance of doubt, it is hereby confirmed and acknowledged by Liberty that full payment for the process equipment referred to in Clause 7.2.1 of the ISA has not been received by Sedco and Schlumberger; and that accordingly the Bill of Sale referred to in such Clause has not been delivered to Liberty and that, notwithstanding any payments that may have been made to Sedco and Schlumberger, title and ownership of such equipment has not been transferred to it.

2.4     The  parties  agree  that  the  right,  title  and  interest transferred
pursuant  to  this  Clause  2  shall  be  valued  at US$ [                    ].

3.     Debts:

3.1 In consideration for the transfer referred to in Clause 2, Sedco and Schlumberger agree that the debts comprising:

     (a)  the sum of  US$[                  ]  owed to them by  Abacan  as at 18
          June 1998 in respect of the Trident 8 Drilling Contract dated 1 November 1996 between Sedco and Abacan (as amended);

     (b)  the sum of  US$[                ]  owed to them by Liberty and Amni as
          at 18 June 1998 under the ISA;

     (c)  the sum of US$ [               ] owed to them under Clause 14.1.3.2(d)
          of the ISA in respect of the termination of the ISA;

     (d)  subject  to  and  without   prejudice   to  Clause  3.2,  the  sum  of
          approximately   US$[                 ]   owed  to  them  under  Clause
          14.1.3.2 (b) of the ISA in respect of the demobilisation expenses; and

     (e) any other amounts owed to members of the Schlumberger Group as at 26 June 1998 by Abacan, Liberty and Amni or any of their subsidiaries or holding companies,

     shall be extinguished and cease to be payable.

3.2 Amni acknowledges and agrees that, following the termination of the ISA, and notwithstanding Clause 8 hereof, Amni shall be liable to pay, and shall pay, demobilisation expenses to Sedco and Schlumberger (including under Clause 14.1.3.2) up to a maximum amount of US$750,000, provided that Amni shall not be required to make such payment if the MOPU and the Equipment shall have been chartered under contract to a third party on terms that such charter contract commences immediately upon the termination of the ISA (or at the latest within 15 days of the date of such termination).

4.     Completion:

4.1 The transfer contemplated by this Agreement shall be completed immediately upon execution of this Agreement (time being of the essence). At such completion ("Completion") Liberty and Amni will deliver to Sedco:

     (a)  a Bill of Sale in the form set out in Schedule 2 executed by Liberty;

     (b) a Deed of Amendment amending the terms of the ISA in the form agreed between the parties executed by Liberty and Amni;

     (c)  a notice in the form set out in Schedule 4 executed by Amni; and

     (d) confirmation that they have made payment to Sedco by wire transfer of the sum of US$252,600 in respect of the period from 19 June 1998 to 30 June 1998 (both days inclusive) for services rendered pursuant to ISA.

5.   Warranties:

5.1 Liberty, Abacan and Amni represent and warrant to Sedco and Schlumberger as follows:

     (a) Liberty, Abacan and Amni have the requisite power and authority to enter into and perform this Agreement.

     (b) This Agreement constitutes and any other documents which are to be delivered at Completion will, when executed, constitute binding obligations of such of Liberty, Abacan and Amni as are parties to them in accordance with their respective terms.

     (c) The execution and delivery of this Agreement, and the performance by Liberty, Abacan and Amni of their obligations under it, will not:

          (i) result in a breach of any provision of the documents of constitution of Liberty, Abacan or Amni;

          (ii) result in a breach of, or constitute a default under, any instrument to which Liberty, Abacan and Amni are parties or by which they are bound; or

          (iii)result in a breach of any order, judgment or decree of any court or governmental agency to which Liberty, Abacan or Amni are parties or by which they are bound.

     (d) All consents and agreement of third parties which are required for the transfer contemplated by this Agreement have been obtained in writing.

     (e) Other than the Permitted Lien (as hereinafter defined), no third party (other than Sedco or Schlumberger) has any right, title or interest in or to the Equipment.

     (f) Neither Liberty, Abacan, nor Amni has any right, title or interest in or to the MOPU nor, to the best of their knowledge and belief, does any third party other than the Permitted Lien.

     (g) Other than the Permitted Lien or as set out in Schedule 3 hereto, no option, right to acquire, mortgage, charge, pledge, lien (other than a lien arising by operation of law in the ordinary course of trading) or other form of security or encumbrance or equity on, over or affecting the whole or any part of the Equipment is outstanding and there is no agreement or commitment to give or create any and no claim has been made by any person to be entitled to any.

     (h) Neither Liberty nor Amni has agreed to acquire any asset comprised in the Equipment on terms that the property is not passed until full payment is made.

     (i) Following the transfer of the Equipment at Completion, Liberty and Amni will have no further right, title or interest in or to the Equipment.

For the purposes of this Clause 5.1, "Permitted Lien" means any charge or security interest in favour of Credit Suisse First Boston or Total International Limited.

5.2 Liberty, Abacan and Amni accept that Sedco and Schlumberger are entering into this Agreement in reliance upon each of the warranties set out above.

6.   Taxation etc:

6.1 Sedco shall be responsible for any VAT or customs duties arising from the transfer of the Equipment hereunder.

7.   General:

7.1 Liberty, Abacan and Amni shall from time to time and at all times after Completion execute all such deeds and documents and do all such things as Sedco or Schlumberger may reasonably require for perfecting the transactions intended to be effected under or pursuant to this Agreement and for vesting in Sedco the full title and benefit of the Equipment. Without limiting the foregoing, Liberty and Amni agree to execute all such documents and do all such things as may be necessary to vest in Sedco the benefit of manufacturer's and supplier's warranties in respect of the Equipment of which they may have the benefit.

7.2  Liberty  and  Amni   undertake  to  preserve  and  transfer  to  Sedco  all
     documentation relating to government duties, taxation and customs levies that may be relevant to or relate to the Equipment.

7.3 This Agreement constitutes the entire agreement between the parties relating to the sale and purchase of the Equipment and no party has relied on any representation made by any other party or any other person except as expressly set out herein.

7.4 The parties agree that the contents of this Agreement, and all details of the transactions contemplated in it, shall be kept strictly confidential and shall not be disclosed to any other person.

7.5 This Agreement may be executed in any number of counterparts, but shall not be effective until each party has executed at least one counterpart. Each counterpart shall constitute an original of this Agreement, but all the counterparts shall constitute one and the same instrument.

7.6 The obligations of Liberty, Abacan and Amni under this Agreement are several and not joint.

8.   Waiver of Claims

8.1 Schlumberger and Sedco hereby waive and release (on behalf of themselves and the Schlumberger Group) all claims against and indebtedness due from Liberty, Abacan, Abacan Resource Corporation and all of its subsidiaries and affiliates arising under the terms of the ISA or in respect of or in connection with operations related thereto. Schlumberger and Sedco hereby waive and release all claims against and indebtedness due from Amni arising under the terms of the ISA arising on or before 30 June 1998, or in respect of or in connection with operations related thereto and arising on or before 30 June 1998. Schlumberger and Sedco accept that Amni, Liberty and Abacan are entering into this Agreement in reliance upon the foregoing waiver.

9.   Jurisdiction:

9.1 This Agreement shall be governed by and construed in accordance with English law. All disputes or claims arising in connection with this Agreement shall be settled under the Rules of Arbitration of the International Chamber of Commerce by three arbitrators appointed in accordance with such rules.

AS WITNESS the hands of the duly authorized representatives of the parties the day and year first above written.

                                   SCHEDULE 1
                                    EQUIPMENT



See  attached  document

                                   SCHEDULE 2
                                  BILL OF SALE



Know  all  men  by  these  presents,  that:

LIBERTY TECHNICAL SERVICES LIMITED, a company incorporated under the laws of the Bahamas (hereinafter called the ASeller"), does hereby bargain and sell all its right, title and interest in all process equipment and other equipment, fixtures and fittings attached to, or connected with, the Mobile Offshore Production Unit (the ALangley"), including, without limitation, the power plant (comprising three gas turbines) and that equipment specified in Schedule 1 hereto (hereinafter called the AEquipment") unto:

     SEDCO FOREX INTERNATIONAL, INC., a company incorporated under the laws of Panama, its successors and assigns ("Sedco")

for  a  consideration  valued  at  US$8,000,000.

FURTHER, that the Seller hereby warrants that no third party (other than Sedco or Schlumberger Overseas S.A.) has any right, title or interest in or to the Equipment and that title to the Equipment is free and clear of all liens, charges, claims, mortgages or encumbrances (and there is no agreement or commitment to give any).

NO WARRANTY AS TO MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE IS GIVEN BY THE SELLER.

In testimony whereof, the Seller has executed this Bill of Sale by its authorized representative this 30th day of June 1998.

LIBERTY  TECHNICAL  SERVICES  LIMITED



-------------------------------------
Signature

Name:
Title:

                                   SCHEDULE 3
                          PERMITTED SECURITY INTERESTS



None

                                   SCHEDULE 4
                                     NOTICE



Amni International Petroleum Development Company Limited hereby gives six (6) months' notice to Sedco Forex International, Inc. ("Sedco") and Schlumberger Overseas S.A. ("Schlumberger") that the Integrated Services Contract dated 20 October 1995 (as amended by a Deed of Amendment dated 30 June 1998) ("ISA") shall be terminated on 30 December 1998 pursuant to Article 14.1.1 thereof In connection therewith, it acknowledges that such termination is for reasons other than the material breach or default of Sedco or Schlumberger.




Authorized  signatory  for  and  on
behalf  of  Amni  International  Petroleum
Development  Company  Limited     30  June  1998

SIGNED  by  T.B.  Folawiyo                )
                                          )
                                          )
for  and  on  behalf  of  ABACAN          )  /s/  T.B.  Folawiyo
TECHNICAL  SERVICES  LIMITED              )
in  the  presence  of:                    )
J.  Harvie                                )


SIGNED  by  T.B.  Folawiyo                )
                                          )
                                          )
for  and  on  behalf  of  LIBERTY         )  /s/  T.B.  Folawiyo
TECHNICAL  SERVICES                       )
LIMITED  in  the  presence  of:           )
J.  Harvie                                )


SIGNED  by                                )
                                          )
                                          )
for  and  on  behalf  of  AMNI            )  /s/  Tunde  Afolabi
INTERNATIONAL  PETROLEUM                  )
DEVELOPMENT  COMPANY                      )
LIMITED  in  the  presence  of:           )
Musa  Bello  Mustapha                     )


SIGNED  by  Didier  Fontaine              )
                                          )
                                          )
for  and  on  behalf  of  SEDCO  FOREX    )  /s/  Didier  Fontaine
INTERNATIONAL,  INC.  in  the             )
presence  of:                             )
name  unrecognizable                      )


SIGNED  by  Michael  McGuiny              )
                                          )
                                          )
for  and  on  behalf  of  SCHLUMBERGER    )  /s/  Michael  McGuiny
OVERSEAS  S.A.  in  the                   )
presence  of:                             )
name  unrecognizable                      )